CYBER HORNET TRUST

(formerly, ONEFUND Trust)

(the “Trust”)

CYBER HORNET S&P 500®

(formerly, ONEFUND S&P 500®)

(the “Fund”)

Supplement dated December 2, 2025 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

Each dated July 29, 2025, as previously supplemented

The Fund is updating its principal investment strategy to reflect that the Fund may become non-diversified, as defined in the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index (the “Index”).

Accordingly, effective immediately, the Summary Prospectus, Prospectus, and SAI are amended as follows:

The following sentence is added at the end of the “PRINCIPAL INVESTMENT STRATEGIES” section of the Fund Summary and on page 4 of the Prospectus:

The Fund may become non-diversified, as defined in the Investment Company Act of 1940, solely as a result of an Index rebalance or market movement.

The following is added to the “PRINCIPAL RISKS” section of the Fund Summary and the “Principal Risk Factors” section beginning on page 4 of the Prospectus:

Non-diversification risk. Because the Fund seeks to closely track the composition of the Index, from time to time, more than 25% of the Fund’s total assets may be invested in issuers representing more than 5% of the Fund’s total assets due to an Index rebalance or market movement, which would result in the Fund being non-diversified under the Investment Company Act of 1940. The Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

The following is added at the end of the first paragraph in the “GENERAL INFORMATION” section of the SAI:

The Fund may become non-diversified solely as a result of a change in relative market capitalization or index weightings of one or more constituents of the S&P 500® Index (the “Index”). Shareholder approval will not be sought if the Fund transitions from a diversified to a non-diversified status in order to approximate the composition of the Index.

*                *                *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE